SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C. 20549


                        FORM 8-K/A



                      CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of Earliest Event Reported): December 31, 1997



                    TRANSIT GROUP, INC.
   (Exact name of Registrant as specified in its charter)



                        33-30123-A
                   (Commission File No.)


       Florida                            59-2576629
(State or other jurisdiction of       (IRS Employer
  incorporation or organization)        Identification No.)



             2859 Paces Ferry Road, Suite 1740
                  Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)


                      (770) 440-0240
    (Registrant's telephone number, including area code)

 ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

	(a)	Financial Statements of Business Acquired

	Management has determined that the acquisition of Rainbow
Trucking, Hawkes Enterprises and T.W. Transport is not material and therefore the financial statements pursuant to this item are not required.


	(b)  Pro Forma Financial Information

	Management has determined that the acquisition of Rainbow
Trucking, Hawkes Enterprises and T.W. Transport is not material and therefore the financial statements pursuant to this item are not required.


SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


TRANSIT GROUP, INC.

Date:  March 16, 1998

By:  /s/ Wayne N. Nellums
   ----------------------
Vice President,
Chief Financial Officer and
Secretary